UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------
                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 19, 2005
                             -----------------------
                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

         GEORGIA                         000-28000                   58-2213805
      --------------                   --------------             ------------------
(State or Other Jurisdiction       (Commission File Number)       (IRS Employer
        of Incorporation)                                         Identification No.)

  600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA       30339-5949
 -------------------------------------------------------------------------------
          (Address of principal executive office)         (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900
          -------------------------------------------------------------
         (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 8.01 below, the contents of which are incorporated herein by reference for terms of the special retainer fee for the members of the newly formed Special Restructuring Committee of the Registrant's Board of Directors.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

See Item 8.01 below, the contents of which are incorporated herein by reference, for the resignation of N. Colin Lind from the Registrant's Board of Directors.

ITEM 8.01.  OTHER EVENTS

On October 19, 2005 the Board of Directors of the Registrant formed a Special Restructuring Committee to oversee the efforts of the Registrant, with the assistance of its financial advisor, Rothschild Inc., to restructure the Registrant's financial obligations, including its obligations under its 4-3/4% convertible notes due November 26, 2006 (the "Convertible Notes"), and to improve the Registrant's liquidity. The members of the special committee are David A. Cole, Garth H. Greimann, Gerald E. Daniels and Jimmy M. Woodward.

The Board of Directors also approved a one time special retainer of $15,000 for each member of the Special Restructuring Committee to be paid in three monthly installments commencing November 1, 2005. There are no material relationships between Messrs. Cole, Greimann, Daniels and Woodward and the Registrant other than (i) their service as directors of the Registrant, and additionally in Mr. Cole's case, as non-executive Chairman of the Board, and (ii) their ownership of the Registrant's securities as disclosed in Item 8.01 of the Form 8-K filed by the Registrant on July 25, 2005, and in the Registrant's proxy statement for its annual meeting of shareholders held May 3, 2005, under the heading "Ownership of Directors, Principal Shareholders and Certain Executive Officers", which disclosures are incorporated herein by reference.

In addition, an Ad Hoc Committee of holders of the Convertible Notes was recently organized to negotiate the terms of a potential restructuring of the Convertible Notes. The Registrant understands that Blum Capital and its affiliates are the largest holders of the Convertible Notes and that Blum Capital intends to participate on the Ad Hoc Committee.

On October 19, 2005, N. Colin Lind, the Managing Partner for Blum Capital, resigned as a Director of the Registrant. Mr. Lind's resignation was not due to any disagreement with the Registrant. Blum Capital has advised the Registrant that it does not intend to seek representation on the Registrant's Board of Directors during the restructuring process.

Except for the historical information contained in this report, the statements made by the Registrant are forward-looking statements that involve risks and uncertainties. Such forward-looking statements include statements regarding the possibility of negotiating a restructuring of the Company's debts, including the Convertible Notes, and efforts to improve the Company's liquidity. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, and are subject to risks and uncertainties, including the possibility that no agreement can be reached with any or all of the Registrant's creditors, including the noteholders, or that that individual holders of notes (whose consent is required to amend the terms of individual holdings) may refuse to modify the terms of their individual securities, and the risks and uncertainties inherent in the creation and maintenance of cash flow. For further information on other risk factors, please refer to the "Risk Factors" contained in PRG-Schultz's Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission. PRG-Schultz disclaims any obligation or duty to update or modify these forward-looking statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRG-SCHULTZ INTERNATIONAL, INC.


Date:  October 24, 2005                By: /s/ Clinton McKellar, Jr.
                                          -----------------------------------
                                          Clinton McKellar, Jr.
                                          General Counsel and Secretary


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